EXHIBIT 99.15

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

      INTERCREDITOR AND SUBORDINATION AGREEMENT dated as of March 29, 2006, made by TRIDENT GROWTH FUND, L.P. (the "JUNIOR LENDER"), AFG ENTERPRISES USA, INC. a Nevada corporation ("AFG") and FP TECHNOLOGY HOLDINGS, INC., a Delaware corporation ("FPT" and together with AFG and any Guarantor (as hereinafter defined), each an "OBLIGOR" and collectively the "OBLIGORS"), in favor of the holders of the Senior Indebtedness (as hereinafter defined), including, but not limited to, each of the Senior Lenders (as hereinafter defined) and THE BANK OF NEW YORK, a New York corporation, as collateral agent for the Senior Lenders defined below (in such capacity, the "SENIOR AGENT").

                              W I T N E S S E T H:

      WHEREAS, AFG and The Bank of New York, as trustee for the Holders (in such capacity and together with its successors and assigns in such capacity, the "TRUSTEE"), are parties to an Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), providing, subject to the terms and conditions thereof, for the issuance by the Company of the Notes (as defined in the Indenture) (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "NOTES");

      WHEREAS, each of the "Holders" as defined in the Indenture (each a "SENIOR LENDER" and collectively, the "SENIOR LENDERS") has entered into a Securities Purchase Agreement (as amended, restated or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT") with the Company providing, subject to the terms and conditions thereof, for the purchase of the Notes and related "Warrants" (as defined therein) from the Company;

      WHEREAS, pursuant to the Security Documents (as defined in the Indenture) (the "SENIOR SECURITY DOCUMENTS"), AFG has granted to the Senior Agent, for the benefit of the Senior Agent and the Lenders, a lien on, and security interest in, substantially all of its assets and any proceeds thereof;

      WHEREAS, AFG has, immediately prior to the execution hereof, acquired FPT as its wholly owned subsidiary through a merger with a subsidiary of AFG;

      WHEREAS, FPT, upon the effectiveness of the merger, became required to execute and deliver to the Senior Agent a Guaranty (as defined therein) (as amended, restated or otherwise modified from time to time, the "GUARANTY"), with respect to the obligations of the AFG under the Transaction Documents (as defined below) and a Security Agreement dated as of even date herewith, in favor of the Senior Agent for the benefit of the Senior Lenders (as amended, restated or otherwise modified from time to time, the "SENIOR SECURITY AGREEMENT");

      WHEREAS, pursuant to a Securities Purchase Agreement dated as of September 12, 2005 among FPT and the Junior Lender (as amended by that certain Master Amendment dated as of the date hereof (the "MASTER AMENDMENT") among FPT, the Junior Lender and AFG (as so amended, (the "JUNIOR SPA"), AFG is currently indebted to the Junior Lender in the principal amount of $2,500,000, such indebtedness being evidenced by (i) the 12% Senior Secured Convertible Debenture, dated September 13, 2005 and as amended by the master Amendment made by AFG to the Junior Lender in the principal amount of $2,000,000 (the "FIRST TRIDENT DEBENTURE"), and (ii) the 12% Senior Secured Convertible Debenture, dated November 15, 2005 and as amended by the Master Amendment, made by the AFG to the Junior Lender in the principal amount of $500,000 (the "SECOND TRIDENT DEBENTURE" and collectively with the First Trident Debenture, the "JUNIOR DEBENTURES"), and


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      WHEREAS, pursuant to the Securities Purchase Agreement as amended by the
Master Amendment, AFG entered into (i) a Warrant Agreement, dated as of September 13, 2005 and as amended by the Master Amendment, and (ii) a Warrant Agreement dated November 15, 2003 and as amended by the Master Amendment (collectively, the "WARRANT AGREEMENTS"), to the Junior Lender for the purchase of shares of the AFG's capital stock;

      WHEREAS, pursuant to the Security Agreement dated as of September 13, 2005 by and among FPT and the Junior Lender and as amended by the Master Amendment, FPT has granted to the Junior Lender, a lien on, and security interest in, substantially all of its assets and the proceeds thereof (the "JUNIOR SECURITY AGREEMENT"); and

      WHEREAS, the Senior Agent, the Obligor and the Junior Lender wish to set forth the terms and conditions pursuant to which the indebtedness of the Obligors existing from time to time in favor of the Junior Lender pursuant to the Junior Indebtedness (as herein defined) shall be subordinate to the prior payment in full of all of the Obligations as set forth herein from time to time existing in favor of the holders of the Senior Debt.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Agents and the Lenders to make and maintain Loans and provide other financial accommodations to the Obligors, the Senior Agent and the Junior Lender hereby agree as follows:

      Section 1. Definitions and Rules of Construction.

      (a) Definitions. The following terms, as used in this Agreement, shall have the following meanings:

            "ACCOUNTS" means all the Obligors' now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the UCC), and any and all supporting obligations in respect thereof.

            "AGREEMENT" means this Intercreditor and Subordination Agreement together with any and all amendments, extensions, modifications, riders, addenda, exhibits, and schedules hereto.

            "BANKRUPTCY CASE" means any proceeding commenced by or against any Obligor, under any provision of the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief, and all converted or succeeding cases in respect thereof.
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            "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C.
ss. 101, et seq.), as amended, and any -- --- successor statute.

            "BOOKS" means the Obligors' now owned or hereafter acquired books and records (including all of their Records indicating, summarizing, or evidencing their assets (including the Collateral) or liabilities, all of their Records relating to their business operations or financial condition, and all of their goods or General Intangibles related to such information).

            "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which national banks are authorized or required to close in New York City.

            "COLLATERAL" means all of each Obligor's presently existing and hereafter acquired personal property, including, without limitation, such Obligor's Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property and Negotiable Collateral; all of each Obligor's Real Property and leases for Real Property; all money or other assets of each Obligor that now or hereafter come into the possession, custody, or control of a Secured Creditor; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Goods, Inventory, Intellectual Property, Supporting Obligations, Instruments, Investment Property, Negotiable Collateral, Commercial Tort Claims, Deposit Accounts, Documents, Real Property, leases for Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein.

            "COPYRIGHTS" means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

            "DOCUMENTS" means, collectively, the Senior Documents and the Junior Documents.

            "EQUIPMENT" means all of the Obligors' now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), vessels, tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

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            "GENERAL INTANGIBLES" means all of the Obligors' now owned or hereafter acquired right, title, and interest with respect to general intangibles as defined in the UCC (including payment intangibles, contract rights, rights to payment, judgments, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, designs, inventions, trade names, trade secrets, d/b/a's, Internet domain names, logos, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

            "GUARANTOR" mans any person that is or becomes a guarantor of the Senior Indebtedness or the Junior Indebtedness after the date hereof.

            "INTELLECTUAL PROPERTY" means the Copyrights, Trademarks and Patents and all licenses related thereto.

            "INVENTORY" means all of the Obligors' now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by any Obligor as lessor, goods that are furnished by any Obligor under a contract of service, and raw materials, work in process, or materials used or consumed in any Obligor business..

            "INVESTMENT PROPERTY" means all the Obligors' now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the UCC, and any and all supporting obligations in respect thereof.

            "JUNIOR DOCUMENTS" means, collectively, the Junior SPA, the Junior Security Agreement and any other document, instrument, mortgage or agreement now existing or in the future entered into evidencing, documenting, securing, or otherwise relating to the Junior Indebtedness or the Collateral, together with any amendments, replacements, substitutions, or restatements thereof.

            "JUNIOR INDEBTEDNESS" means any and all presently existing or hereafter arising indebtedness, claims, debts, liabilities, obligations, fees and expenses of the Obligor owing to the Junior Lender under the Junior Documents, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after commencement of any Bankruptcy Case, and any interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed), and any refinancings, renewals, refundings, or extensions of such amounts.

            "JUNIOR DEBENTURES" has the meaning set forth in the Recitals to this Agreement.

            "JUNIOR LENDER" has the meaning set forth in the preamble to this Agreement.

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

            "JUNIOR SECURITY AGREEMENT" has the meaning set forth in the Recitals to this Agreement.

            "NEGOTIABLE COLLATERAL" means all of the Obligors' now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

            "PAID IN FULL" means the indefeasible final payment in full in cash of all such Senior Indebtedness in accordance with the Senior Documents with respect to such Senior Indebtedness and such payment shall not be subject to defeasance, disgorgement, repayment or return for any reason whatsoever. For the purposes of this Agreement, the Senior Indebtedness shall not be deemed to have been paid in full until 90 days following such date on which the Senior Agent and the Senior Lenders thereof shall have received indefeasible final payment in full in cash of all such Senior Indebtedness.

            "PATENTS" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

            "PERSON" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

            "REAL PROPERTY" means any estates or interests in real property now owned or hereafter acquired by any Obligor and the improvements thereto.

            "RECORD" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

            "SECURED CREDITOR" means any of the Senior Agent, the Senior Lenders or the Junior Lender, or any successor or assignee of any of them, or any future holder of Senior Indebtedness or Junior Indebtedness, respectively.

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            "SECURED CREDITOR REMEDIES" means any action by a Secured Creditor in furtherance of the sale, foreclosure, realization upon, or the repossession or liquidation of any of the Collateral, including, without limitation: (i) the exercise of any remedies or rights of a "Secured Creditor" under Article 9 of the UCC, such as, without limitation, the notification of account debtors; (ii) the exercise of any remedies or rights as a mortgagee or beneficiary (or by the trustee on behalf of the beneficiary), including, without limitation, the appointment of a receiver, or the commencement of any foreclosure proceedings or the exercise of any power of sale, including, without limitation, the placing of any advertisement for the sale of any Collateral; (iii) the exercise of any remedies available to a judgment creditor; (iv) the exercise of any rights of forfeiture, recession or repossession of any assets, or (v) any other remedy available in respect of the Collateral available to such Secured Creditor under any Document to which it is a party or under applicable law, provided that Secured Creditor Remedies shall not include any action taken by a Secured Creditor solely to (A) correct any mistake or ambiguity in any Documents or (B) remedy or cure any defect in or lapse of perfection of the lien of a Secured Creditor in the Collateral.

            "SECURED CREDITORS' INDEBTEDNESS" means, collectively, the Senior Indebtedness and the Junior Indebtedness.

            "SENIOR AGENT" has the meaning set forth in the Recitals to this Agreement and shall include any successor agent under the Senior Loan Agreement or any replacement or refinancing thereof.

            "SENIOR DOCUMENTS" means, collectively, the Senior Loan Agreement, the Senior Security Documents, any Transaction Documents (as defined in the Senior Loan Agreement) and any other document instrument or agreement now existing or in the future entered into evidencing, documenting, securing or otherwise relating to the Senior Indebtedness or the Collateral, together with, to the extent not prohibited by Section 14(a) of this Agreement, any amendments, replacements, substitutions, or restatements thereof.

            "SENIOR INDEBTEDNESS" means any and all presently existing or hereafter arising indebtedness, reimbursement obligations, claims, debts, liabilities, obligations (including, without limitation, any prepayment premium, expenses, indemnities, commissions and fees of the Obligors owing to the Senior Agent and the Senior Lenders under the Senior Loan Documents, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after commencement of any Bankruptcy Case, and all interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed), and any refinancings, renewals, refundings, or, to the extent permitted in Section 14(a) hereof, extensions of such amounts.

            "SENIOR LENDERS" has the meaning set forth in the preamble to this Agreement and shall include all subsequent holders of the Senior Indebtedness.

            "SENIOR LOAN AGREEMENTS" means the Indenture, the Securities Purchase Agreement and the Notes.

            "SENIOR SECURITY DOCUMENTS" has the meaning set forth in the Recitals to this Agreement.

            "SPECIFIED COLLATERAL" has the meaning set forth in Section 12 of this Agreement.

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            "TAKING" has the meaning set forth in Section 9(a) of this
Agreement.

            "TRADEMARKS" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

            "UCC" means the Uniform Commercial Code as adopted in the State of New York, or in such other jurisdiction as governs the perfection of the liens and security interests in the Collateral for the purposes of the provisions hereof relating to such perfection or effect of perfection.

      (b) UCC Definitions. All other capitalized terms used in this Agreement that are defined in the UCC shall have the meanings given to them in the UCC unless otherwise expressly defined herein.

      (c) Other Definitional Provisions. When used in this Agreement: (i) the words "herein," "hereof," and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement;
(ii) the words "include," "includes," and "including" are not limiting; the word "or" has, except where otherwise required by the context, the inclusive meaning represented by the phrase "and/or"; (iii) unless otherwise specified, the words "Section," "Schedule" and "Exhibit" refer to Sections of, and Schedules and Exhibits to, this Agreement unless otherwise specified; and (iv) the singular number includes the plural, and vice versa, whenever the context so requires.

      Section 2. Subordination of Junior Indebtedness.

            (a) Blockage of Payments to the Junior Lender. a) No payment in cash or other property or otherwise (excluding securities that are subordinated to the Senior Indebtedness to the same extent as, or more deeply than, the Junior Indebtedness is subordinated to the Senior Indebtedness pursuant to this Agreement) on account of any Junior Indebtedness shall be made by or on behalf of the Obligors, and the Junior Lender will not ask, demand, sue for, take, or receive any such payment, directly or indirectly, from or on behalf of the Obligors, if at the time of such payment or immediately after giving effect thereto there shall have occurred and be continuing a Default or an Event of Default (each as defined in any Senior Documents).

            (ii) If at any time following a blockage of payments to the Junior Lender pursuant to paragraph (a) of this Section 2.1, the Junior Lender is no longer prohibited from receiving any payments with respect to the Junior Indebtedness by such Section, the Junior Lender shall be entitled to receive all payments with respect to the Junior Indebtedness that have been blocked together with any default interest to the extent provided for by the Junior Documents.

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            (b) Prohibition of Payments of Junior Indebtedness on Acceleration
or in Bankruptcy Case. b) Upon (x) any acceleration of the principal amount due on any Junior Indebtedness or (y) any payment or distribution of assets of any Obligor, of any kind or character, whether in cash, property or securities, following commencement of a Bankruptcy Case, all amounts due or to become due upon all Senior Indebtedness shall first be Paid in Full, before any payment is made on account of any of the Junior Indebtedness; and following commencement of a Bankruptcy Case, any payment or distribution of assets of any Obligor of any kind or character, whether in cash, property or securities, to which the Junior Lender would be entitled, except for the provisions hereof, shall be paid by any Obligor or any other Person making such payment or distribution, or by the Junior Lender if received by it, directly to the Senior Lenders, to the extent necessary to result in all Senior Indebtedness being Paid in Full, before any payment or distribution is made to the Junior Lender.

            (ii) In any Bankruptcy Case by or against any Obligor,

                  (i) the Senior Lenders may, and are hereby irrevocably authorized and empowered (in their own name or in the name of the Junior Lender), but shall have no obligation, to, (A) demand, sue for, collect and receive every payment or distribution referred to in this Section 2.2 and give acquittance therefor and (B) file claims and proofs of claim in respect of the Junior Indebtedness and take such other action (including, without limitation, voting the Junior Indebtedness or enforcing any security interest or other lien securing payment of the Junior Indebtedness) as the Senior Lenders may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior Lenders hereunder, provided that the Senior Lenders may only file claims and proofs of claims in respect of the Junior Indebtedness if there shall remain not more than 30 days before such action is barred, prohibited or otherwise cannot be taken; and

                  (ii) the Junior Lender will duly and promptly take such action as the Senior Lenders may reasonably request (A) to collect the Junior Indebtedness for the account of the Senior Lenders and in its reasonable business judgment, to file appropriate claims or proofs of claim with respect thereto, (B) to execute and deliver to the Senior Lenders such powers of attorney, assignments or other instruments as the Senior Lenders may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Junior Indebtedness, and (C) to collect and receive for the account of the Senior Lenders any and all payments or distributions which may be payable or deliverable upon or with respect to the Junior Indebtedness.

            (c) Payments Held in Trust/Turnover. In the event that, notwithstanding the foregoing, any payment or distribution of assets of any Obligor, whether in cash, property or securities, prohibited by this Agreement shall be received by the Junior Lender before all Senior Indebtedness is Paid in Full such payment or distribution shall be held in trust for the benefit of and shall be paid over to or delivered to the Senior Lenders, until all such Senior Indebtedness shall have been Paid in Full.

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            (d) Subrogation, Etc. No payment or distribution to the Senior
Lenders pursuant to the provisions of this Agreement shall entitle the Junior Lender to exercise any rights of subrogation, contribution, reimbursement or indemnity in respect thereof until all Senior Indebtedness shall have been Paid in Full. After the Senior Indebtedness has been Paid in Full, the Junior Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of the Obligors applicable to the Senior Indebtedness until all amounts owing in respect of the Junior Indebtedness shall be paid in full, and for the purpose of such subrogation, no such payments or distributions to the Senior Lenders by or on behalf of the Obligors or by or on behalf of the Junior Lender by virtue of this Agreement which otherwise would have been made to the Junior Lender shall, as among the Obligors, their creditors other than the Senior Lenders and the Junior Lender, be deemed to be payment by the Obligors to or on account of the Senior Indebtedness, it being understood that the above provisions relating to subordination are solely for the purpose of defining the relative rights of the Senior Lenders on the one hand, and the Junior Lender, on the other hand.

      Section 3. Permitted Liens and Relative Priorities. As among the Secured Creditors, and notwithstanding the terms (including the description of Collateral), dating, execution, or delivery of any document, instrument, or agreement; the time, order, method, or manner of granting, or perfection of any security interest or lien; the time of filing or recording of any financing statements, assignments, deeds of trust, mortgages, or any other documents, instruments, or agreements under the UCC or any other applicable law; and any provision of the UCC or any other applicable law to the contrary, the Secured Creditors agree:

      (a) The Senior Agent, on behalf of the Senior Lenders, shall have a first priority security interest in and lien upon the Collateral which shall be senior in all respects and prior to any lien upon the Collateral held by any Junior Lender; and

      (b) The Junior Lender, shall have a second priority security interest in and lien upon the Collateral, which shall be junior and subordinate in all respects regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, to any lien upon the Collateral held by the Senior Agent, on behalf of the Senior Lenders.

      For purposes of the foregoing allocation of priorities, any claim of a right to a setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

      If either the Junior Lender shall acquire and hold a lien on any assets of the Obligors which assets are not also subject to the lien of the Senior Lender, then notwithstanding any term of the Senior Loan Documents or the Junior Loan Documents to the contrary, the Junior Lender shall be deemed to hold such lien for the benefit of the Senior Lender to secure the obligations of the Obligors to the Senior Lender, subject in all cases to the lien priority and other provisions of this Agreement.

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


            Section 4. No Alteration of Priority. The lien and security interest priorities provided in Section 3 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or (to the extent permitted in Section 14(a) hereof) refinancing of any of the Senior Indebtedness or any Junior Indebtedness nor by any action or inaction which any Secured Creditor may take or fail to take in respect of the Collateral. The Secured Creditors consent to the Obligors' granting to each other Secured Creditor the liens and security interests reflected in Section 3.

            Section 5. Perfection. Each of the Secured Creditors shall be solely responsible for, and nothing herein shall prohibit any Secured Creditor from, perfecting and maintaining the perfection of its lien or security interest in any of the Collateral in which such party has been granted a lien or security interest. The provisions of this Agreement are intended solely to govern the respective priorities as among the Secured Creditors. The Junior Lender agrees that it will not directly or indirectly take any action to contest or challenge the validity, legality, perfection, priority, availability, or enforceability of the liens of any Senior Lenders upon the Collateral or seek to have the same avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise.

            Section 6. Exercise of Remedies; Management of Collateral. Notwithstanding anything to the contrary contained in any of the Documents:

            (a) Until all Senior Indebtedness has been Paid in Full: (i) the Senior Lenders shall have the exclusive right to manage, perform, and enforce the terms of the Senior Documents with respect to the Collateral and to exercise and enforce all privileges and rights thereunder in their sole discretion, including, without limitation, the exclusive right to enforce or settle insurance claims with respect to Collateral, take or retake control or possession of Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate Collateral; (ii) the Junior Lender shall not accelerate the principal amount due on any Junior Indebtedness or exercise any Secured Creditor Remedies with respect to Collateral or commence, or join with any other creditor other than the Senior Lenders in commencing, any Bankruptcy Case; and
(iii) any and all proceeds of Collateral which shall come into the possession, control, or custody of the Junior Lender (x) from the exercise or enforcement of remedies by or on behalf of the Junior Lender or (y) otherwise (except with respect to payments of Junior Indebtedness not prohibited under Section 2(a)) will be deemed to have been received for the account of the Senior Lenders and shall be immediately paid over to the Senior Lenders.

            (b) In connection with the provisions of clause 6(a)(i) above, the Junior Lender waives any and all rights to affect the method or challenge the appropriateness of any action by the Senior Lenders with respect to the Collateral, and waives any claims or defenses they may have against the Senior Lenders, including any such claims or defenses based on any actions or omissions of any such person in connection with the perfection, maintenance, enforcement, foreclosure, sale, liquidation or release of any lien or security interest therein, or any modification or waiver of any Senior Documents.

            (c) The rights and priorities set forth in this Agreement shall remain binding irrespective of the terms of any plan of reorganization in a Bankruptcy Case or other provisions of the Bankruptcy Code or any similar federal or state statute.

            Section 7. Sale of Collateral.

            (a) Until the Senior Indebtedness has been Paid in Full: (i) only the Senior Lenders shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Collateral; and (ii) the Junior Lender will, immediately upon the request of the Senior Lenders, release or otherwise terminate its liens and security interests upon the Collateral, to the extent such Collateral is sold or otherwise disposed of in a commercially reasonable manner by any Obligor with the consent of the Senior Lenders in accordance with the Senior Documents, and the Junior Lender will immediately deliver such release documents as the Senior Lenders may require in connection therewith; provided, however, that if any such sale or disposition results in a surplus after the Senior Indebtedness has been Paid in Full, such surplus shall be paid to the Junior Lender, for application in accordance with the terms of the Junior Documents.

            (b) If the Junior Lender shall attempt any Secured Creditor Remedies or attempt any other action prohibited or restricted under this Agreement, any Obligor or the Senior Lenders may interpose as a defense or plea the making of this Agreement and the Senior Lenders may intervene and interpose such defense in its name or in the name of any Obligor and any Obligor or the Senior Lenders may by virtue of this Agreement restrain the enforcement thereof in the name of any Obligor or the Senior Lenders. Notwithstanding anything to the contrary, any payment or distribution of cash, assets or securities of any Obligor received by the Junior Lender prior to all Senior Indebtedness being Paid in Full, shall be held by the Junior Lender in trust for and paid over to the Senior Lenders for application to the Senior Indebtedness until such Senior Indebtedness is Paid in Full.

            (c) This Section 7 shall not be construed in any way to limit or impair the right of (i) any Secured Creditor to bid for and purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any other Secured Creditor, (ii) the Junior Lender to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to such Collateral initiated by the Senior Lenders thereon, so long as it does not delay or interfere with the exercise by the Senior Lenders of their rights and (iii) subject to the terms of this Agreement, the right of the Junior Lender on any Collateral to receive payments from the proceeds of the collection, sale or other disposition of such Collateral.

            Section 8. Sections 9-611 and 9-613 Notice and Waiver of Marshalling. Each Secured Creditor hereby acknowledges that this Agreement shall constitute notice of the other Secured Creditors' respective interests in the Collateral as provided by Sections 9-611, 9-613 of the UCC and each of the Secured Creditors waives any right to compel the other Secured Creditors to marshal any of the Collateral or to seek payment from any particular assets of any Obligor or from any third party.

            Section 9. Insurance or Condemnation. In the event of:

            (a) a taking or threatened taking by condemnation or other eminent domain of all or any portion of any Real Property (collectively, a "TAKING") or

            (b) the occurrence of a fire or other casualty resulting in damage to all or any portion of any Collateral (collectively, a "CASUALTY"):

                  (i) the Junior Lender hereby waives any right to participate or join in any adjustment, compromise, or settlement of any claims resulting from a Taking or a Casualty with respect to any Collateral;

                  (ii) all proceeds received or to be received on account of a Taking and/or Casualty shall be applied in the manner or manners provided for in the Senior Documents until the Senior Indebtedness shall have been Paid in Full; and

                  (iii) each Junior Lender agrees to execute and deliver any documents, instruments, agreements or further assurances required to effectuate any of the foregoing.

            Section 10. Bankruptcy Issues.

            (a) Except as provided in this Section 10, this Agreement shall continue in full force and effect after the commencement of a Bankruptcy Case (all references herein to Obligors being deemed to apply to Obligors as debtor-in-possession and to a trustee for Obligors' estate in a Bankruptcy
Case), and shall apply with full force and effect with respect to all Collateral acquired by such Obligors, and to all Secured Creditors' Indebtedness incurred by Obligors, subsequent to such commencement.

            (b) If any Obligor shall become subject to a Bankruptcy Case, and if the Senior Agent and the Senior Lenders shall desire to permit the use of cash collateral or to provide post-petition financing to such Obligor, the Junior Lender agrees as follows: (i) adequate notice to the Junior Lender shall be deemed to have been provided for such use of cash collateral or post-petition financing if the Junior Lender receive notice thereof at least five (5) Business Days prior to any hearing on a request to approve such use of cash collateral or post-petition financing; and (ii) no objection will be raised by the Junior Lender to any such use of cash collateral or such post-petition financing by the Senior Agent and the Senior Lenders, on the grounds of a failure to provide adequate protection for the Junior Lender's junior liens and security interests in the Collateral, provided that the Junior Lender is granted the same liens and security interests on the post-petition Collateral that may be granted to or for the benefit of the Senior Agent and the Senior Lenders, junior only to the liens or security interests of the Senior Agent and the Senior Lenders therein. No objection will be raised by the Junior Secured Creditors to the Senior Agent's motion for relief from the automatic stay in any proceeding under the Bankruptcy Code to foreclose on and sell the Collateral.

            (c) Without limiting the generality of the foregoing, until the Senior Indebtedness has been Paid in Full, the Junior Lender agrees that the Senior Lender may consent to the sale or disposition of any or all of the Collateral in any bankruptcy, assignment for the benefit of creditors or similar proceedings against any Obligor (whether such sale or disposition is to be made pursuant to Section 363 of the Bankruptcy Code, pursuant to a plan of reorganization, or otherwise), and if such sale or disposition is commercially reasonable, the Junior Lender, in its capacity as a secured creditor, shall be deemed to have consented to any such sale or disposition and all of the terms applicable thereto and shall, if requested to do so by the Senior Lenders in connection with any such sale or disposition and with the release of the Senior Lenders' Liens on the Collateral, promptly execute and deliver to the Senior Lender a release of such Junior Lenders' Liens with respect to the Collateral to be sold or disposed.

            Section 11. Notice of Default and Certain Events. Each Secured Creditor shall send written notice to each other Secured Creditor upon the occurrence of any of the following as applicable:

            (a) the declaration of any default under such Secured Creditor's Documents, or the acceleration of any of such Secured Creditor's Indebtedness; or

            (b) the commencement of any sale or liquidation of, or realization upon, any of the Collateral.

            Each such notice shall be sent to each other Secured Creditor contemporaneously with the sending of such notice to Obligors if and when sent under the applicable Documents. The failure of any Secured Creditor to give such notice shall not affect the relative lien or security interest priorities or the other privileges of such Secured Creditor as provided in this Agreement or give rise to any liability.

            Section 12. Bailment. With respect to any Collateral in which a security interest may be perfected under the UCC or other relevant law only by possession or with respect to which the rights or interests granted to the Junior Lender may be precluded by or inconsistent with the rights or interests granted to the Senior Lender ("SPECIFIED COLLATERAL"), the Senior Lenders will act as pledgeholder for the Junior Lender until the payment in full in cash of the Senior Indebtedness, whereupon possession of or the other rights with respect to any such Specified Collateral remaining shall be immediately transferred to the Junior Lender; and immediately upon such transfer of possession or the other rights the Junior Lender shall become the pledgeholder of the Specified Collateral. The Junior Lender acknowledges and agrees that: (a) the Senior Lenders do not make any representation or warranty whatsoever as to the nature, extent, description, validity or priority of any Specified Collateral or the security interests in or liens upon any Specified Collateral;
(b) while any Specified Collateral is held by the Senior Lenders, the Senior Lenders shall not have any liability to, and shall be held harmless by, the Junior Lender, for any losses, damages, claim, or liability of any kind to the extent arising out of the holding of such Specified Collateral, other than losses, damages, claims, or liabilities arising out of the Senior Lender's gross negligence or willful misconduct; (c) the Senior Lender need not act as a pledgeholder for the Junior Lender with respect to any Collateral in which a security interest may be perfected by means other than possession; (d) the Junior Lender shall immediately deliver to the Senior Lenders any Specified Collateral that is now in or in the future comes into their possession; and (e) the priority of the Secured Creditors' security interests in and liens upon the Specified Collateral shall be governed by the terms of this Agreement.

            Section 13. Authority of Agents/Trustees.

            (a) The Senior Agent represents and warrants that the execution, delivery and performance by it of this Agreement has been duly authorized by the Senior Lenders and that this Agreement constitutes the legal, valid and binding obligation of the Senior Agent and the Senior Lenders, enforceable against each of them in accordance with its terms.

            (b) The Junior Lender represents and warrants that the execution, delivery and performance by it of this Agreement has been duly authorized by the Junior Lender and that this Agreement constitutes the legal, valid and binding obligation of the Junior Lender, enforceable against each of them in accordance with its terms.

            (c) The Junior Lender agrees that any assignment or transfer of an interest in any of the Junior Indebtedness shall be made expressly subject to the terms and conditions of this Agreement and any assignment or transfer of an interest in contravention of this provision shall be null and void.

            Section 14. Modification of Documents; Additional Covenants.

            (a) The Junior Lender agrees that the Senior Lenders shall have absolute power and discretion, without notice to the Junior Lender, to deal in any manner with the Senior Indebtedness, including, but not by way of limitation, the power and discretion to do any of the following: (i) any demand for payment of any Senior Indebtedness may be rescinded in whole or in part, and any Senior Indebtedness may be continued, and the Senior Indebtedness or the liability of Obligors upon or for any part thereof, or any Collateral or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released; and (ii) the Senior Documents may be amended, modified, supplemented, refinanced, renewed, refunded, extended or terminated, in whole or in part, as the Senior Lenders may deem advisable from time to time; and (iii) any Collateral may be sold, exchanged, waived, surrendered, or released. The Junior Lender will remain bound under this Agreement, and the subordination provided for herein shall not be impaired, abridged, released, or otherwise affected notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender, or release. The Senior Indebtedness shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Agreement, and all dealings between the Senior Lenders on the one hand, and the Obligors, on the other hand, shall be deemed to have been consummated in reliance upon this Agreement.

                  (i) Without the prior written consent of the Senior Lenders, the Junior Lender agrees not to amend, modify or supplement in whole or in part, any terms or provisions of any Junior Document.

                  (ii) So long as any of the Senior Indebtedness shall remain outstanding, the Junior Lender will not, without the prior written consent of the Senior Lenders:

                  (i) (A) except as otherwise expressly permitted in this Agreement, cancel or otherwise discharge any Junior Indebtedness (except upon payment in full thereof to the Junior Lender or the Senior Lenders as contemplated hereby), or (B) subordinate any Junior Indebtedness to any indebtedness of any Obligor other than the Senior Indebtedness;

                  (ii) sell, assign, pledge, encumber or otherwise dispose of any Junior Indebtedness unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement; or

                  (iii) commence, or join with any Person (whether or not such Person is a creditor of the Obligors) other than the Senior Lenders in commencing, any Bankruptcy Case.

            Section 15. The Junior Lender's Waivers. Each Junior Lender waives:
(a) any and all notice of the creation, modification, renewal, extension, or accrual of any of the Senior Indebtedness and notice of or proof of reliance by Senior Lenders upon this Agreement; (b) agrees not to assert against the Senior Lenders, any rights which a guarantor or surety could exercise, but nothing in this Agreement shall constitute any Junior Lender as a guarantor or surety; and
(c) prior to the time the Senior Indebtedness is Paid in Full, any right of subrogation, contribution, reimbursement, or indemnity which it may have against any Obligor arising directly or indirectly out of this Agreement.

            Section 16. Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable, and shall remain in full force and effect until the Senior Indebtedness shall have been Paid in Full, and the Senior Documents shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if any payment, or any part thereof, of any amount paid by or on behalf of any Obligor with regard to any Senior Indebtedness is rescinded or must otherwise be restored or returned upon or as a result of any Bankruptcy Case, or for any other reason, all as though such payments had not been made. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The parties agree that any actions arising out of or in connection with this Agreement shall be tried and litigated in the state and federal courts located in the County of New York, in the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

            Section 17. Parties Intended to be Benefited. All of the understandings, covenants, and agreements contained herein are solely for the benefit of the Senior Agent, the Senior Lenders, the Junior Lender, their respective successors and assigns, and future holders of the Senior Indebtedness and the Junior Indebtedness respectively, and there are no other parties, including any Obligor or any of their creditors, successors, or assigns, which are intended to be benefited, in any way, by this Agreement.

            Section 18. No Limitation Intended. Nothing contained in this Agreement is intended to or shall affect or limit, in any way, the rights that the Senior Agent, the Senior Lenders, the Junior Lender have with respect to any third parties. The Senior Agent, the Senior Lenders, the Junior Lender hereby specifically reserve all of their respective rights against the Obligors and all other third parties.

            Section 19. Notice. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties desires to give or serve upon the other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and shall be delivered either in person or by registered, or certified United States mail, postage prepaid, by facsimile, or by recognized overnight courier service, addressed as follows:

                           (a) If to the Senior Agent, at:

                                    THE BANK OF NEW YORK
                                    101 Barclay Street
                                    8th Floor West
                                    New York, NY  10286
                                    Attn:       ______________
                                    Fax No.     ______________


         with a copy (for informational purposes only) to each of:

                                    EMMET, MARVIN & MARTIN, LLP
                                    120 Broadway - 32nd Floor
                                    New York, New York 10271
                                    Attn: Anthony Harvin
                                    Fax No. (212) 238-3100

                                    and

                                    SCHULTE ROTH & ZABEL LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Attn: Eleazer N. Klein, Esq.
                                    Fax No.     212.593.5955

                           (b) If to the Junior Lender, at:

                                    TRIDENT GROWTH FUND, L.P.
                                    700 Gemini
                                    Houston, TX 77058
                                    Attn: Larry St. Martin
                                    Fax No.     __________

                                    with a copy to:
                                    THE LAW OFFICES OF DAVID M. ROSS
                                    4800 W. Hanover Avenue
                                    Dallas, Texas 75209
                                    Attn:       David M. Ross
                                    Fax No.     (214) 357-0745

                           (c) If to the Obligors, at:

                                    AFG ENTERPRISES USA, INC.
                                    181 Wells Avenue, Suite 100
                                    Newton, MA  02459
                                    Attn:       William Santo
                                    Fax No.     ______________

                                    with a copy to:
                                    MORRISON & FOERSTER LLP
                                    1290 Avenue of the Americas
                                    New York, NY 10104-0050
                                    Attn:   Allen Z. Sussman, Esq.
                                    Fax No: (213) 892-5454


or at such other address as may be substituted by notice given as herein provided. Giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given when received.

            Section 20. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            Section 21. Complete Agreement. This Agreement constitutes the complete agreement and understanding of each of the Secured Creditors, and supersedes all prior or contemporaneous oral and written negotiations, agreements and understandings, express or implied, with respect to the subject matter hereof.

            Section 22. No Joint Venture. Each of the Secured Creditors acknowledges and confirms that this Agreement shall not create a joint venture, agency or fiduciary relationship.

            Section 23. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties each in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same Agreement.

            Section 24. Waiver of Jury Trial. THE SENIOR AGENT, THE SENIOR LENDERS, THE JUNIOR LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE SENIOR AGENT, THE SENIOR LENDERS AND THE JUNIOR LENDER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE SENIOR AGENT, THE SENIOR LENDERS AND THE JUNIOR LENDER HEREBY AGREE AND CONSENT THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT TO THE WAIVER OF RIGHT TO TRIAL BY JURY.

            Section 25. Specific Performance. Each of the parties agrees and acknowledges that in the event of any breach of this Agreement, the non-breaching party would be irrevocably harmed and would not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they made be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the Supreme Court of the State of New York or the United States District Court of the Southern District of New York, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such actions.

            Section 26. Legend; Further Assurances.

                  (i) The Junior Lender and each Obligor will cause each Junior Loan Document and any other instrument or agreement hereafter securing, evidencing or guaranteeing any Junior Indebtedness to be indorsed with substantially the following legend:

                  "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Indebtedness (as defined in the Intercreditor and Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Intercreditor and Subordination Agreement, dated as of March 29, 2006, among The Bank of New York, in its capacity as trustee and collateral agent pursuant to the Indenture dated March 29, 2006 (the "Senior Loan Agreement"), the lenders who are from time to time parties thereto and AFG Enterprises USA, Inc."

                  (ii) The Junior Lender and the Obligors will (i) mark their books or accounts or take such other action as shall be effective to give reasonable notice of the effect of this Agreement and (ii) in the case of any Junior Indebtedness which is not evidenced by any instrument, upon Senior Lenders' request, cause such Junior Indebtedness to be evidenced by an appropriate instrument or instruments indorsed with the above legend. The Junior Lender and Obligors will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and other documents, and take all further action, that may be necessary or, in the opinion of the Senior Lenders, desirable, or that the Senior Lenders may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Lenders to exercise and enforce their rights and remedies hereunder.

            Section 27. Obligations Unconditional. All rights of the Senior Agent and the Senior Lenders hereunder shall remain in full force and effect irrespective of (a) any lack of validity or enforceability of any Transaction Agreements (as defined in the Indenture), any agreement with respect to any of the Obligations (as defined in the Indenture) or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Transaction Agreements or any other agreement or instrument, (c) any exchange, release or non-perfection of any lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, (d) the commencement of any Bankruptcy Case in respect of any Obligor, or (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                                TRIDENT GROWTH FUND, L.P.



                                                By:  /s/
                                                     Name:
                                                     Title:

                                                FP TECHNOLOGY HOLDINGS, INC.



                                                By: /s/ William Santo
                                                Name: William Santo
                                                Title:  Chief Executive Officer



                                                AFG ENTERPRISES USA, INC.


                                                By: /s/ William Santo
                                                Name: William Santo

ACCEPTED AND AGREED:

THE BANK OF NEW YORK,
as Senior Agent

By:/s/ Geovanni Barris
     Name: Geovanni Barris
     Title:   Vice President

                                   Schedule I

                              Junior Loan Documents


1.       Trident Debenture

[List Subordinated Debt Documents]